FOR USE BY HOLDERS OF A BENEFICIAL INTEREST IN SENIOR NOTES (IF REQUIRED BY BANK, BROKER, CUSTODIAN OR DTC PARTICIPANT THROUGH WHICH THE SENIOR NOTES ARE
HELD)

Please contact the bank, broker, custodian or DTC Participant through which you hold your Senior Notes if you wish to instruct a DTC Participant to tender your Senior Notes or transmit a vote to reject the Prepackaged Plan. Such entity may require you to complete this Instruction Letter or may require you to use another form in order to provide your instructions. If this Instruction Letter is used, please read and follow the instructions set forth herein.

                               INSTRUCTION LETTER

                                    To Tender
                          9 3/4% Senior Notes due 2003
                             (CUSIP No. 29409K-AB-7)
                                       and
                     9 3/4% Senior Notes due 2003, Series B
                             (CUSIP No. 29409K-AE-1)
                                       of
                               ENVIROSOURCE, INC.
                                       and
                         Consent to Proposed Amendments
                                       and
                  Vote on a Prepackaged Plan of Reorganization

                       Pursuant To The Offering Memorandum
                               Dated June 11, 2001

         Please read and follow the instructions on the last page of this Instruction Letter carefully. You must complete, sign and date where requested and return the Instruction Letter promptly to the person that holds the Senior Notes you beneficially own through DTC (typically, this should be your bank, broker, custodian or DTC Participant). The Exchange Offers will expire at 5:00 p.m. New York City time on July 12, 2001 or such later date as set forth in the Offering Memorandum (the "Expiration Time"). However, your Instruction Letter must be received by the DTC Participant that solicited your instructions with ample time before the Expiration Time to process such instructions.

         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

--------------------------------------------------------------------------------

IT IS RECOMMENDED THAT YOU DELIVER THIS INSTRUCTION LETTER TO THE PERSON WHO SOLICITED YOUR INSTRUCTIONS AT LEAST 48 HOURS PRIOR TO THE EXPIRATION TIME. PLEASE CONTACT THAT PERSON TO CONFIRM THE DEADLINE FOR DELIVERY SO THAT YOUR INSTRUCTIONS MAY BE PROCESSED IN A TIMELY MANNER. IF YOUR COMPLETED INSTRUCTION LETTER IS NOT RECEIVED IN A TIMELY MANNER, THE TENDER OR VOTE WITH RESPECT TO YOUR SENIOR NOTES WILL NOT BE VALID.

--------------------------------------------------------------------------------

         This Instruction Letter is to be used by holders of a beneficial interest in the above referenced Senior Notes of the Company that wish to tender their Senior Notes pursuant to the Exchange Offers or that wish to vote to reject the Prepackaged Plan as described in the Offering Memorandum, which this Instruction Letter accompanies. The undersigned holder of a beneficial interest in the Senior Notes should complete and execute the following Instruction Letter and deliver it to the bank, broker, custodian or DTC Participant that solicited such instructions.

                          TENDER OR VOTING INSTRUCTIONS

          (COMPLETED TENDER OR VOTING INSTRUCTIONS MUST BE DELIVERED TO
                    THE PERSON SOLICITING YOUR INSTRUCTIONS)

         The undersigned acknowledge(s) receipt of your letter and the enclosed Offering Memorandum and the related Letter of Transmittal, Consent and Acceptance in connection with (A) the Company's offers to exchange all of its outstanding Senior Notes for an aggregate of $233.33 in cash or principal amount of its Subordinated Notes (or combination thereof), one share of its Series A Redeemable Preferred Stock and four shares of its Common Stock for each $1,000 principal amount of Senior Notes properly tendered, (B) the Company's solicitation of Consents to the Proposed Amendments to the Indentures and (C) the Company's solicitation of Acceptances of the Prepackaged Plan under Chapter 11 of the Bankruptcy Code.

         This will instruct you either to (1) tender the principal amount of Senior Notes indicated below (or, if no number is indicated below, the entire principal amount of Senior Notes) held by you for the account of the undersigned, to deliver the undersigned's Consent to the Proposed Amendments and Acceptance of the Prepackaged Plan with respect to the tendered Senior Notes pursuant to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal, Consent and Acceptance or (2) transmit the vote of the undersigned to reject the Prepackaged Plan with respect to the aggregate principal amount of Senior Notes indicated below.

I. CERTIFICATION

         By signing this Instruction Letter, the undersigned certifies that the undersigned has received and reviewed a copy of the Offering Memorandum. By signing this Instruction Letter, the undersigned certifies and agrees that the undersigned will be a beneficial owner on the Record Date of all interests in the Senior Notes voted with respect to the Prepackaged Plan. The undersigned understands that accrued interest has not been paid from December 16, 2000 on Senior Notes, and a tender of Senior Notes (upon acceptance for exchange thereof) shall be deemed a waiver of any right to receive such interest and any obligation of the Company to pay such interest. The undersigned understands and agrees that by tendering Senior Notes the undersigned shall be deemed to have the right to give such waiver and shall indemnify the Company to the extent such waiver is not effective with respect to any liability the Company may have for failure to pay such interest on such tendered Senior Notes.

II. DEEMED CONSENTS AND ACCEPTANCES

         The undersigned acknowledges that by instructing the Holder of the Senior Notes in which the undersigned has a beneficial interest to tender such Senior Notes, the undersigned will be deemed to have authorized the delivery of Consents and Acceptances with respect to such Senior Notes.

III. INSTRUCTIONS TO TENDER OR VOTE

         The following box should be completed if the undersigned has elected to tender Senior Notes:

--------------------------------------------------------------------------------

|_| I wish to tender Senior Notes in the principal amounts set forth below.*

         $________________ **Series A Senior Notes
           (please fill in blank)

         $________________ **Series B Senior Notes
           (please fill in blank)

* By tendering Senior Notes in which the undersigned has a beneficial interest, the undersigned will be deemed to have delivered Consents to the Proposed Amendments and to have voted to accept the Prepackaged Plan with respect to such Senior Notes. If the undersigned wishes to vote to accept the Prepackaged Plan with respect to any Senior Notes in which the undersigned has a beneficial interest, the undersigned must also tender such Senior Notes.

** Must be in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------

         The following box should be completed only if the undersigned has elected not to tender Senior Notes but wishes to vote to reject the Prepackaged Plan. If you tender Senior Notes you may not vote to reject the Prepackaged Plan, and any such vote to reject shall be deemed not given.

--------------------------------------------------------------------------------

|_| I wish to vote to reject the Prepackaged Plan with respect to Senior Notes in the principal amounts set forth below.

         $_________________* Senior Notes
         (please fill in blank)

*Must be in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------


         By signing and returning these instructions, the undersigned hereby certifies that it has a beneficial interest in the face amount of Senior Notes set forth in this Section III and has full power and authority to deliver these instructions. The undersigned also acknowledges that the Exchange Offers and the solicitation of Consents and Acceptances are subject to all the terms and conditions set forth in the Offering Memorandum.

IV.      EXCHANGE CONSIDERATION

         Upon the terms and subject to the conditions set forth in the Offering Memorandum, if the Exchange Offers are consummated, the Company will pay each DTC Participant that has properly delivered to the Exchange Agent (and not revoked) a valid Letter of Transmittal, Consent and Acceptance to tender Senior Notes prior to the Expiration Time the Exchange Consideration set forth on the front cover of the Offering Memorandum. The Exchange Consideration will be paid only to DTC Participants from whom Letters of Transmittal, Consent and Acceptance are received (and not revoked) on or prior to the Expiration Time. DTC Participants whose Letters of Transmittal, Consent and Acceptance are not received prior to the Expiration Time will not be entitled to the Exchange Consideration. If prior to such time as the Exchange Offers are terminated the conditions thereto are neither satisfied nor waived, the Letters of Transmittal, Consent and Acceptance will be voided and the Exchange Consideration will not be paid. Notwithstanding any subsequent transfer of Senior Notes, only DTC Participants who deliver Letters of Transmittal, Consent and Acceptance to the Exchange Agent by the Expiration Time may receive the Exchange Consideration. The method of delivery of all documents, including fully executed Letters of Transmittal, Consent and Acceptance, is at the election and risk of the DTC Participant. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and enough time should be allowed to assure timely delivery. Letters of Transmittal, Consent and Acceptance may be received by facsimile transmission.

         DTC Participants will be required to undertake to distribute the related Exchange Consideration to holders of a beneficial interest in the Senior Notes as appropriate. Neither the Company nor the Exchange Agent will be responsible for making such distribution or for ensuring that DTC Participants make such distribution.

V.       ADDITIONAL INFORMATION



Name of Holder of a Beneficial Interest in Senior Notes Delivering Instructions and Signing Below: (Print or Type)

-------------------------------------------------------------------------------


Social Security or Federal Tax I.D. No.:
                                        ---------------------------------------

By:  (If Appropriate)
                     ----------------------------------------------------------

Title:  (If Appropriate)
                        -------------------------------------------------------

Address:  (Street)
                  -------------------------------------------------------------



City, State, Province and Zip Code or Postal Code:
                                                  -----------------------------

Country:
        -----------------------------------------------------------------------

Telephone Number (including area code):
                                       ----------------------------------------

My Account Number With You:
                            ---------------------------------------------------


                                     * * * *

         The Company and its officers are irrevocably authorized to produce this Instruction Letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. This Instruction Letter will be retained by the DTC Participant soliciting it.


----------------------         -------------------------------------------------
Date authorized                Signature of holder of a beneficial interest in
                               Senior Notes or duly authorized representative


THIS INSTRUCTION LETTER MUST BE RECEIVED BY THE PERSON WHO SOLICITED YOUR INSTRUCTIONS TO DIRECT THE TENDER OF YOUR SENIOR NOTES OR VOTE TO REJECT THE PREPACKAGED PLAN PRIOR TO THE EXPIRATION TIME IN ORDER TO ALLOW SUFFICIENT TIME TO PROCESS AND RECORD THE INSTRUCTIONS CONTAINED HEREIN.

IT IS RECOMMENDED THAT YOU DELIVER THESE INSTRUCTIONS TO THE PERSON WHO SOLICITED YOUR INSTRUCTIONS AT LEAST 48 HOURS PRIOR TO THE EXPIRATION TIME. PLEASE CONTACT THAT PERSON TO CONFIRM THE DEADLINE FOR DELIVERY SO THAT YOUR INSTRUCTIONS MAY BE PROCESSED IN A TIMELY MANNER. IF THE COMPLETED INSTRUCTION LETTER IS NOT RECEIVED IN A TIMELY MANNER, THE TENDER OR VOTE WITH RESPECT TO YOUR SENIOR NOTES WILL NOT BE VALID.

                     HOW TO COMPLETE THE INSTRUCTION LETTER


         To properly deliver instructions relating to your tender or vote, please follow the procedures described below:

         1.    Complete Section III (Instructions to Tender or Vote);

         2. Provide all the additional information requested in Section V (Additional Information);

         3.    Sign and date the Instruction Letter; and

         4. Return all pages of the completed Instruction Letter to your broker, dealer, nominee, DTC Participant or other person who sent you these materials.

         In addition, you should read Section II (Deemed Consents and Acceptances), make sure you have received and reviewed the Offering Memorandum, and, if you believe you have received any incorrect or incomplete documents, including the Instruction Letter, contact your broker, dealer, nominee or other person who sent you these materials immediately.

         This Instruction Letter must be received by your bank, broker, custodian, DTC Participant or other person who solicited your instructions in order to direct the tender or vote with respect to the Senior Notes in which you have a beneficial interest. Please confirm the cut-off time for receipt of your Instruction Letter by your bank, broker, custodian, DTC Participant or other person who solicited your instructions so that they may process and record the instructions contained herein by the Expiration Time.

  Any questions regarding the terms of the Exchange Offers and solicitation of Consents and Acceptances may be directed to the Exchange Agent.


                       The Exchange Agent for the Exchange
             Offers and solicitation of Consents and Acceptances is:

                     United States Trust Company of New York

            By Overnight Courier and By Hand
      Delivery after 4:30 p.m. on Expiration Date:                             By Hand Delivery to 4:30 p.m.:
        United States Trust Company of New York                            United States Trust Company of New York
              30 Broad Street, 14th Floor                                         30 Broad Street, B-Level
             New York, New York 10004-2304                                      New York, New York 10004-2304

  By Accredited Investors Holding Physical Securities,
    the By Registered or Certified Mail Address is:                           By Registered or Certified Mail:
        United States Trust Company of New York                            United States Trust Company of New York
                      P.O. Box 84                                                       P.O. Box 112
                 Bowling Green Station                                              Bowling Green Station
             New York, New York 10274-0084                                      New York, New York 10274-0084

                        Telephone Number: (800) 548-6565
               Facsimile Number: (212) 422-0183 or (646) 458-8111




Requests for assistance or additional copies of the Offering Memorandum and this Instruction Letter may be directed to the Information Agent.



                          The Information Agent for the
        Exchange Offers and solicitation of Consents and Acceptances is:


                                [GRAPHIC OMITTED]

                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885

                       Email: proxy@mackenziepartners.com